Exhibit 10.17C
[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.
[AEP Letterhead]
Oxford Mining Company, Inc.
c/o Eagle Fuels
330 Oak Park, P.O. Box 291
Cadiz, OH 43907
Attention: Bill Spiker/Charles Ungurean
April 8, 2005
Re:	Coal Supply Agreement No. 10-62-04-900
dated as of May 21, 2004, between
American Electric Power Service Corporation as agent for
Columbus Southern Power Company (“Buyer”),
and Oxford Mining Company, Inc. (“Seller”)

Amendment No. 2005-1
Gentlemen:
Reference is made to the above referenced Coal Supply Agreement (the “Agreement”) under which Seller is supplying coal to Buyer.
Buyer and Seller further hereby agree to the following under the Agreement:
1)	Article I paragraph two shall be deleted and restated as such: “Provided this Agreement is still in effect, Buyer shall have the optional right, but not the obligation, to extend the term of this Agreement for [ * ] extensions, the first of which shall be referred to as the “First Extended Term” and shall begin [ * ] and end [ * ]. Should Buyer elect the First Extended Term, then a second [ * ] term extension shall become available and shall be referred to as the “Second Extended Term” and shall begin on [ * ] and end on [ * ]. Should Buyer elect the Second Extended Term, then a third [ * ] term extension shall become available and shall be referred to as the ‘Third Extended Term’ and shall begin on [ * ] and end [ * ]. Each such election shall be referred to as an “Option” for Coal produced from reserves of Coal dedicated to this Agreement in Schedule 3.1-B hereof.

2)	That Article II Section 2.1 paragraph one shall be amended by the addition of the following to the table set forth therein:

	Specification A	Specification B
	Contract	Contract
Contract [ * ]	Quantity	Quantity
[ * ] (Third Extended Term, if elected)	[*]	[*]

Oxford Mining Company, Inc.
Amendment 2005-1

3)	That Article II Section 2.1 paragraph four shall be deleted and restated as such: “At such time, if any, that Buyer elects to purchase Specification C Coal, Buyer shall also have the option to elect to reduce purchases of Specification B Coal to [ * ] tons per [ * ]. The purchase of any revised quantities of Specification B Coal are to commence concurrently with the purchase of Specification C Coal and continue throughout the remaining Term, as set forth in Article I, of this Agreement, but not thereafter (no later than [ * ]). If Buyer’s election shall become effective during a Contract [ * ], then the quantities of Specifications A, B, and C Coal to be purchased and sold during such [ * ] shall be determined on a pro rata basis.”

4)	That Article II Section 2.1 paragraphs six and seven shall be deleted and restated as such: “During each Contract [ * ] except for the Third Extended Term, if elected, Buyer shall have the right to increase the Contract Quantity for Specification A and/or Specification B Coal by [ * ] tons per half-year (January through June or July through December) (hereinafter the “Half-Year Quantity Option”) by notifying Seller of its election to take such Half-Year Quantity Option at least ninety (90) days prior to the beginning of the applicable half-year period.
     Additionally, except for the Third Extended Term, if elected, Buyer shall have the right at any time, and from time to time, to increase its monthly quantity obligation for Specification A and/or Specification B Coal by up to [ * ] tons (hereinafter the “Monthly Quantity Option”) at any time up to thirty (30) days prior to the beginning of the applicable delivery month. Such election shall remain in effect until such time as Buyer again gives at least thirty (30) days prior notice of a subsequent election to reduce the monthly quantity obligation to the minimum monthly quantity obligation.”
5)	That the Agreement shall be amended by inserting the following language between paragraphs three and four of Article IV: “During the period March 1, 2005 through [ * ], Buyer shall deduct [ * ] from each Half-Month payment. For the billing period [ * ] through [ * ], Buyer shall deduct [ * ].

6)	That the Contract Price as set forth in Article V shall be amended as such:

Contract Price
FOB Plant
	Specification A	Specification B
[ * ] - [ * ]	[ * ] per ton	[ * ] per ton
[ * ] - [ * ]	[ * ] per ton	[ * ] per ton
[ * ] - [ * ]	[ * ] per ton	[ * ] per ton
[ * ] - [ * ]	[ * ] per ton	[ * ] per ton
[ * ] - [ * ]	[ * ] per ton	[ * ] per ton
[ * ] - [ * ]	[ * ] per ton	[ * ] per ton
[ * ] - [ * ]	[ * ] per ton	[ * ] per ton
[ * ] - [ * ]	[ * ]	[ * ]
[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Oxford Mining Company, Inc.
Amendment 2005-1

FOB Rail Rehobeth
	Specification A	Specification B
[ * ] - [ * ]	[ * ] per ton	[ * ] per ton
[ * ] - [ * ]	[ * ] per ton	[ * ] per ton
[ * ] - [ * ]	[ * ] per ton	[ * ] per ton
[ * ] - [ * ]	[ * ] per ton	[ * ] per ton
[ * ] - [ * ]	[ * ] per ton	[ * ] per ton
[ * ] - [ * ]	[ * ] per ton	[ * ] per ton
[ * ] - [ * ]	[ * ] per ton	[ * ] per ton
[ * ] - [ * ]	[ * ] per ton	[ * ] per ton

FOB Rail Cadiz
	Specification A	Specification B
[ * ] - [ * ]	[ * ] per ton	[ * ] per ton
[ * ] - [ * ]	[ * ] per ton	[ * ] per ton
[ * ] - [ * ]	[ * ] per ton	[ * ] per ton
[ * ] - [ * ]	[ * ] per ton	[ * ] per ton
[ * ] - [ * ]	[ * ] per ton	[ * ] per ton
[ * ] - [ * ]	[ * ] per ton	[ * ] per ton
[ * ] - [ * ]	[ * ] per ton	[ * ] per ton
[ * ] - [ * ]	[ * ] per ton	[ * ] per ton

*	Market shall mean a mutually agreed upon price established using local market indicators (including, but not limited to offers from 3rd party coal companies, brokers, relevant indexes, etc.)
7)	That Article V paragraph three (3) shall be deleted and restated as such: “Any Monthly Quantity Option tons or Half-Year Quantity Option tons, for Specification A and/or Specification B, elected as provided for under Article II, Section 2.1, shall be discounted by [ * ] per ton from the Contract Price in effect for the applicable specification(s) during calendar [ * ] and [ * ] per ton from the Contract Price in effect for the applicable specification(s) during the calendar [ * ], should the term be extended.

8)	That in Schedule 7.2 Section (b)(i) and (c)(i) the definition of E shall be deleted and restated as such: “E = the SO2 Monthly Price (or if not published, the average of the SO2 Daily Prices for the applicable calendar month of delivery) of allowances expressed in dollars per ton of SO2 in the table entitled “AIR Daily Emission Allowance Indices” published in AIR Daily, or its successor publication, for such calendar month of delivery as first published following such month multiplied by [ * ].”
[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Oxford Mining Company, Inc.
Amendment 2005-1

Except as amended herein, all other provisions of the Agreement shall remain in full force and effect.
This Amendment is contingent upon Buyer and Seller entering into and complying with Amendment No. 2005-1 to Coal Supply Agreement No. 10-61-0l-900 dated as of September 7, 2001, between Buyer and Seller concurrently with entering into this Amendment.
If you are in agreement with the foregoing, kindly indicate your acceptance thereof by signing the enclosed duplicate of this letter in the space provided and by returning it to this office.
Very truly yours,
/s/ James D. Henry

James D. Henry
AMERICAN ELECTRIC POWER
SERVICE CORPORATION, as Agent for
Columbus Southern Power Company
Accepted: April 21, 2005

Oxford Mining Company, Inc.

By:	/s/ Charles C. Ungurean

Title:	President

[*] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.